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New World Pasta Company
85 Shannon Road
Harrisburg, PA  17112

                                                           CONTACT: Cary A. Metz
                                                                  (717) 526-2200



                NEW WORLD PASTA HOSTS CONFERENCE CALL TO DISCUSS
              SECOND QUARTER FINANCIAL RESULTS AND RELATED MATTERS



         HARRISBURG, PA - August 21, 2002 - New World Pasta Company will host a conference call to discuss its financial results for its quarter ending June 29, 2002 and the first half of calendar year 2002, the recent amendment to its credit agreement, and the outlook for the remainder of calendar year 2002, on a one-hour conference call to be held on August 22, 2002 at 11 a.m. Eastern Daylight time. Interested investors and others may listen to the conference call by dialing 1-888-481-7939 (for U.S. callers) or 1-617-847-3078 (for
International callers). Participants should call at least five minutes prior to the starting time. The pass code is 821892. A recording of the call will be available approximately two hours after the call is completed through August 29, 2002 at 1-888-286-8010 for U.S. callers or 1-617-801-6888 for international callers. The pass code for the recording is 54668.

         About New World Pasta Company.

         New World Pasta is a leading marketer and supplier of dry pasta in the United States and Canada, with manufacturing operations in the United States, Canada and Italy. Its leading pasta brands include such well-known and enjoyed brands as RONZONI, CREAMETTE, SAN GIORGIO, PRINCE and AMERICAN BEAUTY in the United States, CATELLI and LANCIA in Canada, and ALBADORO and MONDOR in Italy. Headquartered in Harrisburg, Pennsylvania, New World Pasta has over 1,200 employees worldwide.

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Forward Looking Statements

This release contains certain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. All statements which address operating or financial performance, events or developments that we expect or anticipate will occur in the future, including statements relating to our strategy, expectations about future events, volume growth, share of sales or statements expressing general optimism about future operating results, are forward-looking statements. These forward-looking statements reflect the Company's current expectations about future performance, and they rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. Actual results could differ materially from those anticipated or expressed in any forward-looking statement by the Company. Differences could result from any number or combination of factors, including the following: intense levels of competition in the pasta industry; dependence on dry pasta as our only material product line; declines in pasta sales in one or more channels; risks associated with sales and marketing initiatives; difficulty of predicting the pattern of buying and inventory changes by the Company's customers; inability to successfully integrate acquired businesses; inability to achieve cost savings objectives associated with restructuring and integration activities; inability to manage our production and inventory levels to operate cost-effectively; high level of indebtedness; increased demand for working capital due to inventory buildup; reliance on a limited number of vendors for raw material procurement; reliance on information technology systems; price volatility of raw materials or packaging; transportation risks; risks of operating in non-U.S. jurisdictions; changes in laws, government regulations or trade policies; labor relation difficulties; product liability exposure; environmental liability exposure; and loss of key personnel. Additional information that could cause actual results to vary materially from the results anticipated may be found in the Company's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. The Company disclaims any obligation or intent to update any such factors or forward-looking statements to disclaim future events and developments.